FAIR VALUE MEASUREMENT (Schedue of Assets and Liabilities Carried At Fair Value on Recurring Basis) (Details) - Fair Value, Measurements, Recurring [Member] - Not Designated as Hedging Instrument [Member] - Level 2 [Member] - USD ($)
$ in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Assets:
Marketable Securities	$ 41,691	$ 42,291
Foreign currency exchange derivative instruments	322	295
Liabilities:
Foreign currency exchange derivative instruments	37	8
Net fair value assets (liability)	$ 41,976	$ 42,578